FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 15, 2003

(Date of report)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

c)	Exhibits.

Exhibit No.	Description

99.1	Press release of First Place Financial Corp., dated April 15, 2003, announcing the company’s earnings for the three and nine months ended March 31, 2003.

Item 9.    Regulation FD Disclosure and Item 12 Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 15, 2003, First Place Financial Corp. (“First Place”) issued a press release announcing its earnings for the three and nine months ended March 31, 2003 and to announce a quarterly dividend. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: April 15, 2003	By:	/S/ STEVEN R. LEWIS

Steven R. Lewis, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of First Place Financial Corp., dated April 15, 2003, announcing the company’s earnings for the three and nine months ended March 31, 2003.